                                                                   EXHIBIT 10.30



AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT              1. PAGE 1 OF 19
2. PROC INSTRUMENT ID NO. (PIN)   3. SPIN   4. EFFECTIVE DATE   5. REQUESTING PURCHASE REQUEST   6. BDC/DMS RATING
                                                                   PROJECT NO.
F19628-96-C-0015                  P00011     MAILING DATE                                         DO-A7
-----------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                                            CODE  FA8709        8. ADMINISTERED BY (IF OTHER THAN BLOCK 7)  CODE S0514A

ELECTRONIC SYSTEMS CENTER, MCK                                              DCMC SAN DIEGO
AIR FORCE MATERIEL COMMAND, USAF                                            7675 DAGGET STREET, SUITE 200
50 GRIFFISS STREET, BLDG MITRE D                                            SAN DIEGO, CA  92111-2241
HANSCOM AFB, MA  01731-1620

BUYER: MARK BROWNELL, 1 LT, USAF
   (617)271-6091
-----------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR NAME AND ADDRESS                          CODE  47358             FACILITY CODE     10. SECURITY CLASS  U

VIASAT INCORPORATED                                                             F "9" FOR         11. DISCOUNT FOR PROMPT PAYMENT
2290 COSMOS COURT                                                               MULTIPLE          1ST     %    DAYS      NET DAYS
CARLSBAD, CA  92009-1585                                                        FACILITIES        2ND     %    DAYS      OTHER
                                                                                SEE SECT "K"      3RD     %    DAYS      OTHER
                                                                                                  -------------------------------
                                                                                                  12. PURCHASE OFFICE POINT OF
                                                                                                      CONTACT
                                                                                                          HNL/H47/HNL
-----------------------------------------------------------------------------------------------------------------------------------
13. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS

    [ ] The above numbered solicitation is      The hour and date specified    [ ] is extended    [ ] is not extended
        amended as set forth in block 17.       for receipt of Offers

Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods.

(a) By signing and returning _____ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-----------------------------------------------------------------------------------------------------------------------------------
14. THIS BLOCK APPLIES ONLY TO MODIFICATIONS OF CONTRACTS

    [ ] THIS CHANGE IS ISSUED PURSUANT TO
                                         ------------------------------------------------------------------------------------------
        THE CHANGES SET FORTH HEREIN ARE MADE TO THE ABOVE NUMBERED CONTRACT/ORDER.

    [ ] THE ABOVE NUMBERED

    [ ] THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
                                                                          ---------------------------------------------------------
    [X] THIS MODIFICATION IS ISSUED PURSUANT TO    FAR 52 216-18, ORDERING 52 217-7 OPTION QUANTITY, FAR
                                                -----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
15. CONTRACT ADMINISTRATION DATA                52217-8 OPTION SERVICES, CLAUSE H-9601
  A. KND   B. MCD ASST   C. DATE OF SIGNATURE   D. CHANAGE IN CONTRACT AMOUNT   E. LOSING PO/CAO   F. GAINING PO/CAG   G. SVC/AGENCY
   OF MOD  RECIPENT ADP PT    MODIFICATION          INCREASE(+) DECREASE (-)        ON TRANSFER        ON TRANSFER           USE
   N                                                     8,615,638.00+
-----------------------------------------------------------------------------------------------------------------------------------
16. ENTER ANY APPLICABLE CHANGES
                               C. CONTRACT                                                                       I. SECURITY
  A. PAY  B. EFFECTIVE DATE                 D. TYPE  E. SURV  F. SPL CONTR  G. PAYING OFC  H. DATE SIGNED
    CODE        OF AWARD    (1)TYPE (2)KIND  CONTR    CRIT     PROVISIONS         CODE                    (1)CLAS (2)DATE OF DO 254

-----------------------------------------------------------------------------------------------------------------------------------
17. REMARKS (EXCEPT AS PROVIDED HEREIN, ALL ITEMS AND CONDITIONS OF THE CONTRACT, AS HERETOFORE CHANGED, REMAIN UNCHAGED AND IN
    FULL FORCE AND EFFECT.)

This contract modification is for the purchase of 207 Airborne Modems and 78 Control Indicators. It also provides funds for shipping costs and ICS.


-----------------------------------------------------------------------------------------------------------------------------------
18. [ ] CONTRACTOR/OFFEROR IS NOT REQUIRED      [X] CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN
        TO SIGN THIS DOCUMENT                          1     COPIES TO ISSUING OFFICE
                                                    ---------
------------------------------------------------------------------------------------------------------------------------------------
19. CONTRACTOR/OFFEROR (Signature of person authorized to sign)   22. UNITED STATES OF AMERICA (signature of Contracting Officer)
  BY
------------------------------------------------------------------------------------------------------------------------------------
20. NAME AND TITLE OF SIGNER (TYPE OR PRINT)   21. DATE SIGNED    23. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)    24. DATE SIGNED

                                                                      JOSEPH A. ZIMMERMAN                                97 FEB 21
------------------------------------------------------------------------------------------------------------------------------------


Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.

A. The purpose of this unilateral option exercise is to purchase 207 UHF DAMA Airborne Modems and 78 UHF DAMA Control Indicators. Of these Modems, 116 are for SPAWAR (U.S. NAVY), 90 are for the AFSOC, and 1 is for CINCUSNAVEUR. Of the 78 Control Indicators, 77 are for AFSOC and 1 is for CINCUSNAVEUR. The Modems and Control Indicators and associated data are purchased by exercising option SubCLINs 0021AF, 0021AG, 0021AH, 0022AF, 0022AG, 0022AH, 0023AC, 0023AD, 0024AC,
and 0024AD. Furthermore, this option exercise also purchases Interim Contractor Support under option SubCLINs 0026AB, 0027AB. Finally, the cost for shipping the modems and Control Indicators is provided under SubCLINs 002902, 002903, 002904, 003002, 003003, and 003004.

     As a special note, in ViaSat letter WHJ.97.136 dated 18 Feb 97, ViaSat agreed to the delivery Schedule as set forth is Section F of this contract modification for the Delivery of Modems under CLINs 0021AF and 0021AG.

     B. As a result of this Contract Modification the following changes are made to individual sections of the contract:

1.   SECTION A - AWARD/CONTRACT:

     AFSC Form 701, Block 22 is changed as follows:

            From:       ***               (P00010)
            By:     +   ***               (P00011)
            --------------------------------------
            To:         ***               (P00011)

2.   SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS:

     a) Add SubCLINs 0021AF, 0021AG, 0021AH, 0022AF, 0022AG, 0022AH, 0023AC,
0023AD, 0024AC, 0024AD, 0026AB, 0027AB, 002902, 002903, 002904, 003002, 003003,
and 003004 in accordance with the Section B of the attached AMIS forms.

     b) Make the updates to Section B, Paragraph A, by deleting it and replacing it with the following:

"A. The following pricing parameters are established for this contract:

(1)FIRM FIXED PRICE                   FROM:  $      ***                 (AWARD)
                                      BY:    $      ***                (P00001)
                                      BY:    $      ***                (P00002)
                                      BY:    $      ***                (P00003)
                                      BY:    $      ***                (P00004)
                                      BY:    $      ***                (P00005)
                                      BY:    $      ***                (P00006)
                                      BY:    $      ***                (P00007)
                                      BY:    $      ***                (P00009)
                                      BY:    $      ***                (P00011)
                                      -----------------------------------------
                                      TO:    $      ***                (P00011)

(2)COST PLUS AWARD FEE                FROM:  $      ***                 (AWARD)
                                      BY:    $      ***                (P00001)
                                      BY:    $      ***                (P00002)
                                      BY:    $      ***                (P00003)
                                      BY:    $      ***                (P00004)
                                      BY:           ***                (P00005)
                                      BY:           ***                (P00006)
                                      BY:    $      ***                (P00007)
                                      BY:    $      ***                (P00009)
                                      -----------------------------------------
                                      TO:    $      ***                (P00009)




                                                                F19628-96-C-0015
                                                                          P00011
                                                                    Page 2 of 19


* CONFIDENTIAL TREATMENT REQUESTED

(3) TIME & MATERIALS: LABOR CEILINGS  FROM:         ***                 (AWARD)
                                      BY:    $      ***                (P00001)
                                      BY:    $      ***                (P00002)
                                      BY:    $      ***                (P00003)
                                      BY:    $      ***                (P00004)
                                      BY:    $      ***                (P00005)
                                      BY:    $      ***                (P00006)
                                      BY:    $      ***                (P00007)
                                      BY:    $      ***                (P00011)
                                      -----------------------------------------
                                      TO:    $      ***                (P00011)

ODC CEILINGS                          FROM:  $      ***                 (AWARD)
                                      BY:    $      ***                (P00001)
                                      BY:    $      ***                (P00002)
                                      BY:    $      ***                (P00003)
                                      BY:    $      ***                (P00004)
                                      BY:    $      ***                (P00005)
                                      BY:    $      ***                (P00006)
                                      BY:    $      ***                (P00007)
                                      BY:    $      ***                (P00011)
                                      -----------------------------------------
                                      TO:           ***                (P00011)

TOTAL CEILINGS                        FROM:         ***                 (AWARD)
                                      BY:    $      ***                (P00001)
                                      BY:    $      ***                (P00002)
                                      BY:    $      ***                (P00003)
                                      BY:    $      ***                (P00004)
                                      BY:    $      ***                (P00005)
                                      BY:    $      ***                (P00006)
                                      BY:    $      ***                (P00007)
                                      BY:    $      ***                (P00011)
                                      -----------------------------------------
                                      TO:    $      ***                (P00011)


(4) AWARD FEE:    (AMOUNT AWARDED)    PERIOD 1: $   ***               (P00008)"







                                                                F19628-96-C-0015
                                                                          P00011
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* CONFIDENTIAL TREATMENT REQUESTED

3.   SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT: No Change

4.   SECTION D - PACKAGING AND MARKING: No Change

5.   SECTION E - INSPECTION AND ACCEPTANCE:

Add the following CLINs to Section E paragraph C


        CLIN/SUBCLIN                    DESCRIPTION
        -------------------------------------------

        0021AF, 0021AG, 0021AH          Inspection and acceptance shall occur at
                                        source as evidenced by the Government
                                        execution of a DD form 250. Acceptance
                                        shall be in accordance with Statement of Work, Appendix A, Paragraph 3.1.1 and
                                        3.1.3-6 (dated 08 July 1996, Section J
                                        Attachment 6a).

        0022AF, 0022AG, 0022AH          In accordance with CDRL Exhibit N

        0021AF, 0021AG, 0021AH          Inspection and acceptance shall occur at
                                        source as evidenced by the Government
                                        execution of a DD form 250. Acceptance
                                        shall be in accordance with Statement of Work, Appendix A, Paragraph 3.1.2 and
                                        3.1.3-6 (dated 08 July 1996, Section J
                                        Attachment 6a).

        0022AF, 0022AG, 0022AH          In accordance with CDRL Exhibit P

        0026AB, 0027AB                  Inspection and acceptance shall occur
                                        at the end of the period of performance
                                        as evidenced by the government execution of a DD form 250.

6.   SECTION F - DELIVERIES OR PERFORMANCE:

     Add SubCLINs 0021AF, 0021AG, 0021AH, 0022AF, 0022AG, 0022AH, 0023AC,
     0023AD, 0024AC, 0024AD, 0026AB, 0027AB, 002902, 002903, 002904, 003002,
     003003, and 003004 in accordance with AMIS Forms 70F, Part I, Section F as set forth in the attached pages.











                                                                F19628-96-C-0015
                                                                          P00011
                                                                    Page 4 of 19

7.   SECTION G - CONTRACT ADMINISTRATION DATA:

          Add ACRNs AL, AM, and AN in accordance with AMIS Forms 69G, Part I, Section G as set forth in the attached pages.

The following is a recapitulation of funding inclusive of the Basic Contract through P00001, P00003 (issued out of sequence), P00002 (issued out of sequence), P00004, P00006 (issued out of sequence), P00007 (issued out of sequence), P00005 (issued out of sequence), P00008, P00009, P00010 and P00011.


                                                                CUMULATIVE                 CUMULATIVE
DOCUMENT         ACRN          AMOUNT OBLIGATED                 OBLIGATION                 TOTAL VALUE
--------         ----          ----------------                 ----------                 -----------
BASIC            AA              ***
  "              AB                                             ***
  "              AC
  "              AD                                                                        ***
P00001           --
P00003           AD
P00002           AE
  "              AF
  "              AG
  "              AH
P00004           AJ
P00006           --
P00007           --
P00005           AB
  "              AK
P00008           AB
P00009           AB
P00010
P00011           AL
  "              AM
  "              AN

8.   SECTION H - SPECIAL CONTRACT REQUIREMENTS: No Change

9.   SECTION I - Contract Clauses: No Change

1O.  SECTION J - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS: No Change









                                                                F19628-96-C-0015
                                                                          P00011
                                                                    Page 5 of 19


* CONFIDENTIAL TREATMENT REQUESTED

70B - PART I, SECTION B OF THE SCHEDULE

                                                               Quantity          Unit Price
Item No            Supplies/Services                          Purch Unit      Total Item Amount
-------            -----------------                          ----------      -----------------

0021AF  SubCLIN Establish                 sec class: U            ***           ***
                                                                   EA           ***

        noun: MD-1324(C)/U UHF DAMA AIRBORNE MODEM
        acrn: AL     nsn: N
        site codes   cqa: S   acp: S   fob: S
        pr/mipr data: MCXX68970043
        type contract: J

        descriptive data:
        Produce and deliver *** MD-1324(c)/U UHF
        DAMA Airborne Modems IAW INFO CLIN 0021; the
        Statement of Work, Appendix A, paragraph
        3.1.1 (dated 8 July 96, Section J, atch 6a);
        Specification ESC-ABN-MOD-FS001C (dated 15
        May 96, Section J, Atch 12). This SubCLIN is established IAW the procedures listed in Section H, Clause H-9601 where the per modem price is listed as the price in government fiscal year 1997 for the quantity of ***, see Table B-1b.
        Therefore, the total firm fixed price of this SubCLIN is ***.

0021AG  SubCLIN Establish                 sec class: U             ***          ***
                                                                   EA           ***

        noun: MD-1324(C)/U UHF DAMA AIRBORNE MODEM
        acrn: AM     nsn: N
        site codes   cqa: S   acp: S   fob: S
        pr/mipr data: MCXX68970041
        type contract: J

        descriptive data:
        Produce and deliver *** MD-1324(c)/U UHF DAMA
        Airborne Modems IAW INFO CLIN 0021; the
        Statement of Work, Appendix A, paragraph
        3.1.1 (dated 8 July 96, Section J, atch 6a);
        Specification ESC-ABN-MOD-FS001C (dated 15
        May 96, Section J, Atch 12). This SubCLIN is established IAW the procedures listed in Section H, Clause H-9601 where the per modem price is listed as the price in government fiscal year 1997 for the quantity of ***, see Table B-lb.
        Therefore, the total firm fixed price of this SubCLIN is ***.






                                                                F19628-96-C-001S
                                                                          P00011
                                                                    Page 6 of 19


                       * CONFIDENTIAL TREATMENT REQUESTED


                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
0021AH  SubCLIN Establish                                sec class: U                     ***               ***
                                                                                          EA                ***

        noun: MD-1324(C)/U UHF DAMA AIRBORNE MODEM
        acrn: AN           nsn: N
        site codes cqa: S        acp: S        fob: S
        pr/mipr data: MCXX68970044
        type contract: J

        descriptive data:
        Produce and deliver ***
        MD-1324(c)/U UHF DAMA. Airborne Modem IAW INFO CLIN 0021; the Statement of Work, Appendix A, paragraph 3.1.1 (dated 8 July 96, Section J, atch
        6a); Specification ESC-ABN-MOD-FS001C (dated 15 May 96, Section J, Atch
        12). This SubCLIN is established IAW the procedures listed in Section H, Clause H-9601 where the per modem price is listed as the price in government fiscal year 1997 for the quantity of ***, see Table B-1b.
        Therefore, the total firm fixed price of this SubCLIN is ***.

0022AF  SubCLIN Establish                                sec class: U                      1   NSP
                                                                                          LO   NSP

        noun: DATA FOR SUBCLIN 0021AF IAW EXBT N
        acrn: AL         nsn: N
        site codes cqa: S        acp: S        fob: S
        pr/mipr data: MCXX689700043
        type contract: J

        descriptive data:
        Data for SubCLIN 0021AF in accordance with INFO CLIN 0022 and the Contract Data requirements List (CDRL), DD Form 1423, Exhibit N. This
        SubCLIN is Not Separately Priced (NSP). The price is included in the price of SubCLIN 0021AF




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                                                                          P00011
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                       * CONFIDENTIAL TREATMENT REQUESTED

                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
0022AG  SubCLIN Establish                                                                  1 NSP
                                                                                          LO NSP

        noun: DATA FOR SUBCLIN 0021AG IAW EXBT N
        acrn: AM           nsn: N
        site codes cqa: S        acp: S       fob: S
        pr/mipr data: MCXX689700041
        type contract: J

        descriptive data:
        Data for SubCLIN 0021AG in accordance with INFO CLIN 0022 and the Contract Data requirements List (CDRL), DD Form 1423, Exhibit N. This
        SubCLIN is Not Separately Priced (NSP). The price is included in the price of SubCLIN 0021AG.

0022AH  SubCLIN Establish                                                                   1 NSP
                                                                                           LO NSP

        noun: DATA FOR SUBCLIN 0021AH IAW EXBT N
        acrn: AN           nsn: N
        site codes cqa: S        acp: S        fob: S
        pr/mipr data: MCXX689700044
        type contract: J

        descriptive data:
        Data for SubCLIN 0021AH in accordance with INFO CLIN 0022 and the Contract Data requirements List (CDRL), DD Form 1423, Exhibit N. This
        SubCLIN is Not Separately Priced (NSP). The price is included in the price of SubCLIN 0021AH.

                                                                F19628-96-C-0015
                                                                          P00011
                                                                    Page 8 of 19

                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
0023AC  SubCLIN Establish                                  sec class: U                 ***                 ***
                                                                                        EA                  ***

        noun: C-12480 CONTROL INDICATORS
        acrn: AM         nsn: N
        site codes cqa: S        acp: S        fob: S
        pr/mipr data: MCXX68970041
        type contract: J

        descriptive data:
        Produce and deliver *** C-12480 UHF DAMA Control Indicators IAW INFO
        CLIN 0023; the Statement of Work, Appendix A, paragraph 3.1.2
        (dated 8 July 96, Section J, atch 6a); Specification ESC-ABN-MOD-FS001C
        (dated 15 May 96, Section J, Atch 12). This SubCLIN is established IAW the procedures listed in Section H, Clause H-9601 where the per modem price is listed as the price in government fiscal year 1997 for the quantity of 126-150, see Table B-2b, option prices. Therefore, the total firm fixed price of this SubCLIN is ***.

0023AD  SubCLIN Establish                                  sec class: U                  1                  ***
                                                                                        EA                  ***

        noun: C-12480 CONTROL INDICATORS
        acrn: AN         nsn: N
        site codes cqa: S        acp: S        fob: S
        pr/mipr data: MCXX68970044
        type contract: J

        descriptive data:
        Produce and deliver ***
        C-12480 UHF DAMA Control Indicator IAW INFO CLIN 0023; the Statement of
        Work, Appendix A, paragraph 3.1.2 (dated 8 July 96, Section J, atch 6a);
        Specification ESC-ABN-MOD-FS001C (dated 15 May 96, Section J, Atch 12).
        This SubCLIN is established IAW the procedures listed in Section H,
        Clause H-9601 where the per modem price is listed as the price in government fiscal year 1997 for the quantity of 126-150, see Table B-2b, option prices. Therefore, the total firm fixed price of this SubCLIN is
        ***.








                                                                F19628-96-C-0015
                                                                          P00011
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                       * CONFIDENTIAL TREATMENT REQUESTED

                                                                                    Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
0024AC  SubCLIN Establish                                                                ***  NSP
                                                                                         LO   NSP

        noun:     DATA FOR SUBCLIN 0023AC IAW EXBT P
        acrn: AM           nsn: N
        site codes cqa: S acp: S fob: S
        pr/mipr data: MCXX689700041
        type contract: J

        descriptive data:

        Data for SubCLIN 0023AC in accordance with INFO
        CLIN 0024 and the
        Contract Data requirements
        List (CDRL), DD Form 1423, Exhibit P. This
        SubCLIN is Not Separately Priced (NSP). The price is included in the price of SubCLIN 0023AC.

0024AD  SubCLIN Establish                                                                 1   NSP
                                                                                         LO   NSP

        noun:     DATA FOR SUBCLIN 0023AD IAW EXBT P
        acrn: AN           nsn: N
        site codes cqa: S acp: S fob: S pr/mipr data: MCXX689700044 type contract: J

        descriptive data:

        Data for SubCLIN 0023AD in accordance with INFO
        CLIN 0022 and the
        Contract Data requirements
        List (CDRL), DD Form 1423, Exhibit P. This
        SubCLIN is Not Separately Priced (NSP).
        The price is included in the
        price of SubCLIN 0021AD.





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                                                                          P00011
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                       * CONFIDENTIAL TREATMENT REQUESTED


                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
0026AB      SubCLIN Establish                                  sec class: U               ***                    ***
                                                                                          LO                     ***

        noun:     T&M ICS LABOR FOR SUBCLIN 0021AG
        acrn: AM           nsn: N
        site codes cqa: S acp: S fob: S
        pr/mipr data: MCXX689700041
        type contract: Y

        descriptive data:

        a. This SubCLIN provides for interim contractor support (ICS) for the ninety (90) modems purchased under SubCLIN 0021AG. This support is provided in accordance with INFO CLIN 0026 and the Statement of Work, Appendix A, paragraph 3.5.4. (Section J, attachment 6a).
        b. This SubCLIN utilizes the labor rates and categories set forth in Section J, Attachment 11.
        C. The ceiling price of this SubCLIN is ***.

0027AB  SubCLIN Establish                                       sec class: U             ***                      ***
                                                                                         LO                       ***

        noun: T&M ICS ODC  FOR SUBCLIN 0021AG MODEM
        acrn: AM           nsn: N
        site codes cqa: S acp: S fob: S pr/mipr data: MCXX689700041 type contract: Y

        descriptive data:
        a. Travel and Other Direct Cost (ODC) in support of SubCLIN 0026AA. No profit or fee will be paid in support of this CLIN. In addition, rates for both per diem and travel expenses will not exceed those established in the Joint Travel Regulations (in effect at the time of travel).
        b. The ceiling price of this SubCLIN is ***.







                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 11 of 19


* CONFIDENTIAL TREATMENT REQUESTED


                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                      -----------------                                      ---------------------------------------
0028AB  SubCLIN Establish                                sec class: U                   ***
                                                                                        NSF                      LO

        noun: DATA FOR SUBCLIN 0026AB IAW EXBT Q
        acrn: AM         nsn: N
        site codes cqa: S acp: S fob: S
        pr/mipr data: MCXX689700041
        type contract: Y

        descriptive data:
        Data for SubCLIN 0026AB in accordance with the Contract Data requirements List (CDRL), DD 1423 Exhibit Q, dated 12 Aug 1996. This
        SubCLIN is Not Separately Priced (NSP). The price is included in the price of SubCLIN 0026AB.

0029    CLIN Change                                      sec class: U                                            ***
                                                                                                                 ***
        noun:     TRN - AIRBORNE MODEM/CI TASKS LABOR
        acrn: 9            nsn: N
        site codes cqa: D acp: D fob: D
        type contract: Y

        descriptive data:
        C.      The ceiling price of CLIN 0029 is increased
        From    ***
        by      ***
        to      ***

002902  Info SubCLIN Establish                           sec class: U
        noun: ***
        acrn: AL
        site codes cqa: D acp: D fob: D
        pr/mipr data: MCXX689700043
        type contract: Y

        descriptive data:
        Breakout for funding purposes.
        ACRN AL will provide funds up to $*** for CLIN 0029 TRN - Airborne
        Modem/CI tasks -Labor. This money will be used for shipping labor for the modems purchased under SubCLIN 0021AF.






                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 12 of 19


* CONFIDENTIAL TREATMENT REQUESTED

                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                      -----------------                                      ---------------------------------------
002903  Info SubCLIN Establish                          sec class: U

        noun:     ***
        acrn: AM
        site codes cqa: D acp: D fob: D
        pr/mipr data: MCXX689700041
        type contract: Y

        descriptive data:
        Breakout for funding purposes.
        ACRN AM will provide funds up to *** for CLIN 0029 TRN - Airborne
        Modem/CI tasks -Labor.

002904  Info SubCLIN Establish                          sec class: U
        noun: ***
        acrn: AN
        site codes cqa: D acp: D fob: D
        pr/mipr data: MCXX689700044
        type contract: Y

        descriptive data:
        Breakout for funding purposes.
        ACRN AN will provide funds up to *** for CLIN 0029 TRN - Airborne
        Modem/CI tasks -Labor. This money will be used for shipping labor for the modems purchased under SubCLIN 0021AH.

0030    CLIN Change                                    sec class: U                                              ***
                                                                                                                 ***
        noun:     TRN - AIRBORNE MODEMS/CI TASKS - ODC
        acrn: 9          nsn: N
        site codes cqa: D acp: D fob: D
        type contract: Y

        descriptive data:
        c.     The ceiling for this CLIN is increased
        From:     ***
        by        ***
        to        ***




                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 13 of 19


* CONFIDENTIAL TREATMENT REQUESTED

                                                                                     Quantity                Unit Price
Item No                      Supplies/Services                                      Purch Unit            Total Item Amount
-------                     -----------------                                      ----------------------------------------
003002  Info SubCLIN Establish                 sec class: U

        noun: ***
        acrn: AL
        site codes cqa: D   acp: D   fob: D
        pr/mipr data: MCXX689700043
        type contract: Y

        descriptive data:
        ACRN AL shall provide fund. for CLIN 0030, TRN - ODC. Funds from this ACRN may be provided up to ***. These funds shall be used for shipping the modems purchased under SubCLIN 0021AF.

003003  Info SubCLIN Establish               sec class: U
        noun: ***
        acrn: AM

        site codes cqa: D   acp: D   fob: D
        pr/mipr data: MCXX689700041
        type contract: Y

        descriptive data:
        ACRN AM shall provide fund for CLIN 0030, TRN - ODC. Funds from this ACRN may be provided up to ***.

003004  Info SubCLIN Establish               sec class: U
        noun: ***
        acrn: AN
        site codes cqa: D   acp: D   fob: D
        pr/mipr data: MCXX689700044
        type contract: Y

        descriptive data:
        ACRN AL shall provide fund for CLIN 0030, TRN - ODC. Funds from this ACRN may be provided up to ***. These funds shall be used for shipping the modems purchased under SubCLIN 0021AH.






                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 14 of 19


* CONFIDENTIAL TREATMENT REQUESTED

70F - PART I, SECTION F OF THE SCHEDULE

                                                                                   Delivery              Schedule
Item No                      Supplies Schedule Data                                Quantity                Date
-------                     -----------------------                                ----------------------------------------


0021AF  SubCLIN Del Sch Establish                             see class: U
        acrn: AL
        ship to: U                                                                    ***                  ASREQ

        descriptive data:
        Delivery of *** MD-1324(c)/U UHF DAMA Airborne Modems. Delivery shall be in accordance with the following table (see below):

        Jun     1997         ***
        Jul     1997         ***
        Aug     1997         ***
        Sep     1997         ***
        Oct     1997         ***
        Nov     1997         ***
        Dec     1997         ***
        Jan     1998         ***
        Feb     1998         ***

0021AG  SubCLIN Del Sch Establish                            see class: U
        acrn: AM
        ship to: U                                                                    ***                  ASREQ

        descriptive data:
        Delivery of *** MD-1324(c)/U UHF DAMA Airborne Modems. Delivery shall be in accordance with the following table (see below):

        Oct     1997         ***
        Nov     1997         ***
        Dec     1997         ***
        Jan     1998         ***
        Feb     1998         ***
        Mar     1998         ***





                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 15 of 19


*CONFIDENTIAL TREATMENT REQUESTED

                                                                                   Delivery              Schedule
Item No                      Supplies Schedule Data                                Quantity                Date
-------                     -----------------------                                ----------------------------------------

0021AH  SubCLIN Del Sch Establish                      sec class: U
        acrn: AN
        ship to: U                                                                                         ASREQ

        descriptive data:
        Delivery of one (1) MD-1324(c)/U UHF DAMA Airborne
        Modem. Delivery shall be in accordance with the following table (see below):

        Oct 1997      1
0022AF  SubCLIN Del Sch Establish                      sec class: U
        acrn: AL
        ship to: U                                                                                     *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit N.

0022AG  SubCLIN Del Sch Establish
        acrn: AM
        ship to: U                                                                                     *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit N.

0022AH  SubCLIN Del Sch Establish
        acrn: AN
        ship to: U                                                                                     *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit N.

0023AC  SubCLIN Del Sch Establish                     sec class: U
        acrn: AM
        ship to: U                                                                                     *** ASREQ

        descriptive data:
        Delivery of *** C-12480 Control
        Indicators
        Delivery shall be in accordance with the following table (see below):

        Oct 1997           ***
        Nov 1997           ***
        Dec 1997           ***
        Jan 1998           ***
        Feb 1998           ***






                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 16 of 19



*CONFIDENTIAL TREATMENT REQUESTED

                                                                                   Delivery              Schedule
Item No                      Supplies Schedule Data                                Quantity                Date
-------                     -----------------------                                ----------------------------------------

0023AD  SubCLIN Del Sch Establish                      sec class: U
        acrn: AN
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        Delivery of *** C-12480 Control Indicator.

        Delivery shall be in accordance with the following table (see below):

        Oct 1997     ***

0024AC  SubCLIN Del Sch Establish
        acrn: AM
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit P.

0024AD  SubCLIN Del Sch Establish
        acrn: AN
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit P.

0026AB  SubCLIN Del Sch Establish            sec class: U
        acrn: AM
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        The period of performance of this SubCLIN shall be from the award of this contract modification (P00011) through 31 December 1998.

0027AB  SubCLIN Del Sch Establish           sec class: U
        acrn: AM
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        The period of performance of this SubCLIN shall run concurrent with SubCLIN 0026AB.





                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 17 of 19


                                               *CONFIDENTIAL TREATMENT REQUESTED

                                                                                   Delivery              Schedule
Item No                      Supplies Schedule Data                                Quantity                Date
-------                      ----------------------                                ----------------------------------------


0028AB  SubCLIN Del Sch Establish                             sec class: U
        acrn: AM
        ship to: U                                                                                       *** ASREQ

        descriptive data:
        Deliver in accordance with CDRL Exhibit Q.

























                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Page 18 of 19


                                               *CONFIDENTIAL TREATMENT REQUESTED

69G  PART I, SECTION G OF THE SCHEDULE

                                       Appropriation/Lmt Subhead/CPN Recip DODAAD                            Obligation
ACRN              Acct Class data       Supplemental Accounting Classification                                 Amount
----              ---------------     ------------------------------------------                         -------------------
AL      ACCOUNT ESTABLISH

        UNCLASSIFIED            97X4930           NH3P                 70048G                                  $        ***
        pay office: SC1008 000 77777 0 068940 2F 000000 X97MPA 70048G pr/mipr data:
        MCXX689700043 (complete)

        descriptive data:
        SubCLIN       0021AF            $         ***
        SubCLIN       002902            $         ***
        SubCLIN       003002            $         ***
        SubCLIN       0022AF                      NSP

        For this ACRN please reference MIPR #N6600197MP00048

AM      ACCOUNT ESTABLISH
        UNCLASSIFIED                 5773010                                                  F78100           $         ***
        pay office: SC1008           117 3650 119992 030000 00000 33601F                      678100
        pr/mipr data:
          MCXX689700041 (Complete)

        descriptive data:
        SUBCLIN       0021AG            $         ***
        SUBCLIN       0022AG            $         NSP
        SUBCLIN       0023AC            $         ***
        SUBCLIN       0024AC            $         NSP
        SUBCLIN       0026AB            $         ***
        SUBCLIN       0027AB            $         ***
        SUBCLIN       0028AB            $         NSP
        SUBCLIN       002903            $         ***
        SUBCLIN       003003            $         ***

        AN  ACCOUNT ESTABLISH

        UNCLASSIFIED            1771804           61A0                                        062863              $      ***

        pay office: SC1008 311 00061 00 062863 2D PMCATB 0006172M4UQW pr/mipr data:
        MCXX689700044 (Complete)

        descriptive data:
        SUBCLIN       0021AH            $         ***
        SUBCLIN       0022AH            $         NSP
        SUBCLIN       0023AD            $         ***
        SUBCLIN       0024AD            $         NSP
        SUBCLIN       002904            $         ***
        SUBCLIN       003004            $         ***

        FOR ACRN AN PLEASE REFERENCE MIPR# N0006197MPMCAT



                                                                F19628-96-C-0015
                                                                          P00011
                                                                   Paqe 19 of 19


* CONFIDENTIAL TREATMENT REQURESTED